UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 1, 2011

American Standard Energy Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-132948	20-2791397
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4800 North Scottsdale Road, Suite 1400
Scottsdale, AZ 85251
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 371-1929
 (ISSUER TELEPHONE NUMBER)

Copies to:
Gregg E. Jaclin, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2011 (the “Closing Date”), pursuant to a securities purchase agreement (the “Securities Purchase Agreement ”), American Standard Energy Corp., (hereinafter referred to as the “Company”, “we,” “us” or “our”) completed the closing of the offering of the Company’s securities (the “Offering”) for total subscription proceeds of $15,406,755 through the issuance of (i) 4,401,930 shares of our common stock at a price of $3.50 per share (the “Purchased Shares”) and (ii) 2 series of five-year warrants (the “Warrants”) each exercisable into an aggregate of 1,100,482 shares of common stock (the “Warrants Shares”) equal to 25% of the Purchased Shares at exercise prices of $5.00 and $6.50 per share, respectively to certain accredited investors (the “Investors”).   The number of shares of common stock to be received upon the exercise of the Warrants and the exercise price of the Warrants are subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the Closing Date. Additionally, the Warrants are subject to a call provision based on the trading price of the common stock after the Closing Date.

In connection with the Offering, we granted the Investors registration rights pursuant to a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”), in which we agreed to register (1) 100% of the Purchased Shares; (2) all Warrant Shares then issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein) and (3) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”) on a registration statement or registration statements (the “Registration Statements”) to be initially filed with the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days after the Closing Date (the “Filing Date”) and use our best efforts to have it declared effective within one hundred twenty (120) calendar days after the Closing Date or within such other applicable Effectiveness Date (as defined in the Registration Rights Agreement) as provided in the Registration Rights Agreement.

Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages, including, but not limited to, that the initial Registration Statement is not filed on or prior to the Filing Date, or the Registration Statement including the Registrable Securities is not declared effective by the applicable Effectiveness Date or after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement for more than twenty (20) consecutive calendar days or more than an aggregate of thirty (30) calendar days (which need not be consecutive calendar days) during any 12-month period, or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason for more than an aggregate of thirty (30) consecutive calendar days (or forty-five (45) consecutive calendar days if the Company receives comments on its Annual Report on Form 10-K for the year ended December 31, 2010) or sixty (60) calendar days (which need not be consecutive days) during any twelve (12) month period, we shall pay to each Investor an amount in common stock, on monthly anniversary of each such Event Date as defined in the Registration Rights Agreement (the “Event Date”), equal to one percent (1%) of the aggregate purchase price paid by such Investor pursuant to the Securities Purchase Agreement for any unregistered Registrable Securities then held by such Investor provided, however, that, in no liquidated damages shall be payable  with respect to any period  after the expiration of the Effectiveness Date event shall the Company. Under the Registration Rights Agreement, the maximum aggregate liquidated damages payable to an Investor shall be 6% of the aggregate subscription amount paid by such Investor pursuant to the Securities Purchase Agreement.

Northland Capital Markets (the “Placement Agent”) acted as our exclusive placement agent in connection with the Offering.

The foregoing description of the Securities Purchase Agreement, Warrants and Registration Rights Agreement are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, Warrants and Registration Rights Agreement copies of which is attached hereto as Exhibits 10.1 through 10.3 and is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the Purchased Shares and the Warrants in Item 1.01 is incorporated herein by reference in its entirety.

On the Closing Date, pursuant to the Securities Purchase Agreements, we issued to the Investors Purchased Shares of 4,401,930 shares of our common stock and Warrants Shares underlying the Warrants exercisable into 2,200,965 shares of our common stock for total subscription proceeds of $15,406,755.

The Company also issued to the Placement Agent at the Closing Date warrants to purchase the number of shares of common stock of the Company equal to 5% of the aggregate number of Purchased Shares.

Issuance of securities to the Investors and the Placement Agent were not registered under the Securities Act of 1933 (the “Securities Act”). Such issuance of securities was exempt from registration under the safe harbor provided by Regulation D Rule 506 and Section 4(2) of the Securities Act. We made this determination in part based on the representations of Investors, which included, in pertinent part, that such Investors were an “accredited investor” as defined in Rule 501(a) under the Securities Act, and upon such further representations from the Investors that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor either alone or together with its representatives has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, and (d) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment.  Our determination is made based further upon our action of (a) making written disclosure to each Investor in the Securities Purchase Agreement prior to the closing of sale that the securities have not been registered under the Securities Act and therefore cannot be resold unless they are registered or unless an exemption from registration is available and (b) making write description of the securities being offered, the use of the proceeds from the offering and any material changes in the Company’s affairs that are not disclosed in the documents furnished and (b) placement of a legend on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the securities, and upon such inaction of  the Company of any general solicitation or advertising for securities herein issued in reliance upon Regulation D Rule 506 and Section 4(2) of the Securities Act.

Item 9.01Financial Statement and Exhibits

(d)	Exhibits.

10.1	Securities Purchase Agreement
10.2	Form of Warrant
10.3	Registration Rights Agreement
991.	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Standard Energy Corp.

Date: February 1, 2011	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer